UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004 (October 18, 2004)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Third Avenue South, Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 325-4200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Total number of pages in this report is 3.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans.

The Torchmark Corporation Savings and Investment Plan (“TMK Thrift Plan”) and the Liberty National Life Insurance Company 401 (K) Plan (“LNL 401 (K) Plan”) will change their investment fund options and record keepers. The new investment provider and record keeper will be ING National Trust.

Investment fund changes are:

Prior Fund Option	To	New Fund Option
Torchmark Corporation Stock Fund		Torchmark Corporation Stock Fund
Waddell & Reed Financial, Inc. Stock Fund (hold-or-sell only)		Waddell & Reed Financial, Inc. Stock Fund (hold-or-sell only)
Expedition Money Market		ING Fixed Account
Expedition Investment Grade Bond		ING Intermediate Bond - A
American Century GNMA		ING GNMA Income Fund A
Fidelity Advisor High Income Advantage		Pioneer High Yield - A
Oppenheimer International Bond		Templeton Global Bond Fund A
Janus Adviser Balanced		The Income Fund of America R3
Fidelity Advisor Equity Growth		Fidelity Advisor Equity Growth
Oppenheimer Capital Appreciation		Oppenheimer Capital Appreciation
Oppenheimer International Growth		American Funds EuroPacific Fund
Evergreen Equity Index		Fidelity VIP Contrafund
Fidelity Advisor Mid Cap		Fidelity Advisor Mid Cap
Fidelity Advisor Small Cap		Baron Growth
Fidelity Advisor Value Strategies		Lord Abbett Small Cap Value - A
Scudder Health Care		INVESCO Health Sciences Fund
Scudder Technology		T. Rowe Price Science & Tech Fund

In addition, the following new funds will also be available as investment options :

ING VP Strategic Allocation Income Portfolio - Class I
ING VP Strategic Allocation Balanced Portfolio - Class I
ING VP Strategic Allocation Growth Portfolio - Class I

These changes will necessitate blackout periods for the participants in each of these plans where participants will be temporarily unable to direct or diversify investments in their individual accounts, rollover or transfer assets from these plans to another plan or from another plan to these plans, obtain in-service or hardship withdrawals or obtain distributions from the plans. The class of equity securities that will be subject to the blackout period is Torchmark Corporation’s common stock.

There are two different blackout periods for the plans during the transition period. The blackout period for the plans in which participants and beneficiaries will not be able to obtain a withdrawal or a distribution from the plan will begin at 3:00 p.m. Eastern Standard Time on November 18, 2004 and end

during the week of December 20, 2004. During the week of December 20, 2004, you can determine whether the blackout period has ended by calling 1-800-456-9096 (toll-free), Monday through Friday, 8:00 a.m. - 4:30 p.m. Central Standard Time.

The blackout period for the plans in which participants and beneficiaries will not be able to direct or diversify investments in their individual account, rollover or transfer assets from these plans to another plan or from another plan to these plans, or access their individual account for inquiry purposes will begin at 3:00 p.m. Eastern Standard Time on November 24, 2004 and end during the week of December 20, 2004. During the week of December 20, 2004, you can determine whether the blackout period has ended by calling 1-800-456-9096 (toll-free), Monday through Friday, 8:00 a.m. - 4:30 p.m. Central Standard Time.

Notices of this blackout period were sent to all the Plans’ participants and beneficiaries as required under Department of Labor regulations, as well as to all members of the Torchmark Board of Directors and all persons subject to Securities Exchange Act of 1934 Section 16 reporting on October 18, 2004.

Questions about Section 306 (a) of the Sarbanes-Oxley Act should be addressed to Larry Hutchison at Torchmark Corporation, 3700 South Stonebridge Drive, McKinney, Texas 75070 (972-569-3245) or Carol McCoy at Torchmark Corporation, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-4243). Questions concerning the Blackout Period or the Blackout Period Notice should be addressed to Dennis Luft at Liberty National Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-2812).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: October 18, 2004	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and
Secretary